Exhibit 5(a)
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A |   A GOLDEN OPPORTUNITY FOR SELECT CLIENTS
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I |   GoldenSelect/R/ Application
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L |  Issued by Golden American Life Insurance Company
O |  Distributed by Directed Services, Inc., Member NASD
G |  GA-AA-1050                                         ING VARIABLE ANNUITIES
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GOLDEN AMERICAN LIFE INSURANCE COMPANY                DEFERRED VARIABLE ANNUITY
                                                                    APPLICATION
P.O. Box 2700, West Chester, PA 19380-2700 Phone:(800) 366-0066
Express Mail: ING Variable Annuities 1475 Dunwoody Drive West Chester, PA 19380
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|1(A)| OWNER
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Name:                                     SSN# or Tax ID:
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Permanent Address:                      City:             State:     Zip:
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Date of Birth:            Phone:        EMail Address:      Male / / Female / /
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|1(B)| JOINT OWNER(S)          Relationship to Owner:
------                                               ----------------------

Name:                                     SSN# or Tax ID:
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Permanent Address:                      City:             State:     Zip:
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Date of Birth:            Phone:        EMail Address:      Male / / Female / /
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|2(A)| ANNUITANT (If other than owner)
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Name:                                     SSN# or Tax ID:
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Permanent Address:                      City:             State:     Zip:
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Date of Birth:            Phone:        EMail Address:      Male / / Female / /
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|2(B)| CONTINGENT ANNUITANT (Optional)
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Name:                                     SSN# or Tax ID:
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Permanent Address:                      City:             State:     Zip:
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Date of Birth:            Phone:        EMail Address:      Male / / Female / /
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| 3 | BENEFICIARY(S)
-----                                                                Percentage

Primary Name:                Relationship to Owner:                  %
             ---------------                       -----------------  ---------

Primary Name:                Relationship to Owner:                  %
             ---------------                       -----------------  ---------

Primary Name:                Relationship to Owner:                  %
             ---------------                       -----------------  ---------

Contingent Name:                Relationship to Owner:               %
                ---------------                       --------------  ---------

Contingent Name:                Relationship to Owner:               %
                ---------------                       --------------  ---------

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| 4 |
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PRODUCT(Select one plan)  DEATH BENEFIT OPTIONS (Select one)  RIDERS (Optional)

                          TBA  7% Solution  Ratchet  Standard  TBA  TBA  TBA
/ / Premium Plus          / /       / /       / /       / /    / /  / /  / /
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/ / Access                / /       / /       / /       / /    / /  / /  / /
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/ / ES II                   ONLY ONE DEATH BENEFIT OFFERED     / /  / /  / /
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/ / Value                   ONLY ONE DEATH BENEFIT OFFERED     / /  / /  / /
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/ / DVA Plus              / /       / /       / /       / /    / /  / /  / /
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/ / Other:                / /       / /       / /       / /    / /  / /  / /
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ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR
OTHER PERSON FILES AN APPLICATION FOR INSURANCE CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PUROSE OF MISLEADING INFORMATION CONCERNING ANY FACT MATERIAL THER TO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME


GA-AA-1050                                    INDICIA                11/22/1999
104131

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| 5 | INITIAL PREMIUM AND ALLOCATION INFORMATION
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A. INITIAL INVESTMENT
1) Initial Premium Paid: $________ (If initital premium is either an exchange or transfe, please indicate approximate premium.) Please make check payable to Golden American Life Insurance Company
2) Fill in percentages for your initial investment allocation(s) in Column (A) below

B. DOLLAR COST AVERAGING (DCA) OPTIONAL
1) Amount to be transferred monthly $_________ (Max: 1/12of premium allocated to divisions below: 1/6 for 6 Month DCA)
2) Division or Allocation your transferred from: / /Limited Maturity Bond Division / /Liquid Asset Division / /1 YR Fixed / / 6 Month DCA
3) Please indicate the divisions you wish to transfer to by filling in percentage and dollar amounts in Column B below

INVESTMENT ADVISER         ACCOUNT DIVISION        A)INITIAL INVESTMENT  B)DCA
------------------         ----------------          ------------------    ---
A I M CAPITAL              CAPITAL APPRECIATION    $________  ________% ______%
MANAGMENT, INC.

A I M CAPITAL              STRATEGIC EQUITY        $________  ________% ______%
MANAGMENT, INC.


ALLAINCE CAPITAL           CAPITAL GROWTH          $________  ________% ______%
MANAGMENT, INC.

BARING INTERNATIONAL       GLOBAL FIXED INCOME     $________  ________% ______%
INVESTMENT LIMITED

BARING INTERNATIONAL       HARD ASSETS             $________  ________% ______%
INVESTMENT LIMITED

BARING INTERNATIONAL       DEVELOPING WORLD        $________  ________% ______%
INVESTMENT LIMITED

CREDIT SUISSE ASSET        INTERNATIONAL EQUITY/1/ $________  ________% ______%
MANAGEMENT, LLC

EAGLE ASSET                VALUE EQUITY            $________  ________% ______%
MANAGEMENT, LLC

EII REALTY                 REAL ESTATE             $________  ________% ______%
SECURITIES, INC.

FRED ALGER                 SMALL CAP               $________  ________% ______%
MANAGEMENT, INC

ING INVESTMENT             LIMITED MATURITY BOND   $________  ________% ______%
MANAGEMENT, LLC

ING INVESTMENT             LIQUID ASSET            $________  ________% ______%
MANAGEMENT, LLC

JANUS CAPITAL              GROWTH                  $________  ________% ______%
CORPORATION

MFS INVESTMENT             MID-CAP GROWTH          $________  ________% ______%
MANAGEMENT

MFS INVESTMENT             RESEARCH                $________  ________% ______%
MANAGEMENT

MFS INVESTMENT             TOTAL RETURN            $________  ________% ______%
MANAGEMENT

PACIFIC INVESTMENT         HIGH YIELD BOND         $________  ________% ______%
MANAGEMENT COMPANY (PIMCO)

PACIFIC INVESTMENT         STOCKSPLUS GRWOTH       $________  ________% ______%
MANAGEMENT COMPANY (PIMCO)  & INCOME

PUTNAM INVESTMENT          EMERGING MARKETS/2/     $________  ________% ______%
MANAGEMENT, INC.

PUTNAM INVESTMENT          MANAGED GLOBAL/2/       $________  ________% ______%
MANAGEMENT, INC.

T. ROWE PRICE              EQUITY INCOME           $________  ________% ______%
ASSOCIATES INC.

T. ROWE PRICE              FULLY MANAGED           $________  ________% ______%
ASSOCIATES INC.

ADVISER TBA                FUND TBA                $________  ________% ______%

ADVISER TBA                FUND TBA                $________  ________% ______%

ADVISER TBA                FUND TBA                $________  ________% ______%

ADVISER TBA                FUND TBA                $________  ________% ______%

FIXED ALLOCATIONS: / /1 YR  / /3 YR  / /5 YR
                   / /10 YR (Not Available in all
                   states) / /6 Month DCA

                                          TOTAL =  $________       100%    100%

/1/ NOT AVAILABLE WITH DVA PLUS OR ACCESS  /2/ ONLY AVAILABLEWITH
    DVAPLUS AND ACCESS

GA-AA-1050                                    INDICIA                11/22/1999
104131

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| 8 | TELEPHONE REALLOCATION AUTHORIZATION
-----                               (Owner's initials to validate agent)_______

I authorize Golden American to act upon reallocation instructions given by electronic means or voice command from the agen that signs below and/or the following individuals:______________________, _______________________; upon furnishing his/her social security number or alternative identification.
Neither Golden American nor any person authorized by Golden American will be responsible for any claim, loss, liability or expenses in connection with reallocation instructions received by electronic means or voice command from such person if Golden American or other such person acted on such electronic means or voice command in good faith in reliance upon this authorization. Golden American will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time that I notify Golden American in writing of a change in instructions.
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| 7 | TAX-QUALIFIED PLANS  (If you are funding a qualified plan, please
-----                       specify type):

/ /IRA Indicate contribution amount and appropriate tax year ________________ / /IRA Rollover
/ /SEP/IRA  / /SAR SEP IRA  / /401(B) TSA Transfer  / /401(a) Plan
/ /CONDUIT IRA
/ /Roth IRA  If transfer, provide original conversion date ___________
/ /Simple IRA Transfer  Provide establishment date ____________
/ / Other  ________________________

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| 8 | REPLACEMENT
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Will the coverage applied for replace any existing annuity or life insurance
coverage?   / / Yes (If yes, please fill in below)   / / No

Company Name:                     Policy Number:          Cash Value:
             ---------------------              ----------           ----------

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| 9 | PLEASE READ THE FOLLOWING STATEMENTS CAREFULLY AND SIGN BELOW:
-----

BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I AGREE THAT, TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS IN THIS APPLICATION ARE COMPLETE AND TRUE AND MAY BE RELIED UPON IN DETERMINING WHETHER TO ISSUE THE CONTRACT. MY ANSWERS WILL FORM A PART OF ANY CONTRACT TO BE ISSUED, AND ONLY THE OWNER AND GOLDEN AMERICAN HAVE THE AUTHORITY TO MODIFY THIS APPLICATION.

CONTRACTS AND POLICIES AND UNDERLYING SERIES SHARES OR SECURITIES WHICH FUND CONTRACTS AND POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. ALSO, THEY ARE SUBJECT TO MARKET FLUCTUATION, INVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

I UNDERSTAND THAT THE CONTRACT'S CASH SURRENDER VALUE, WHEN BASED
ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT DIVISION, MAY
INCREASE OR DECREASE ON ANY DAY AND THAT NO MINIMUM VALUE IS GUARANTEED. THE CONTRACT'S COVERAGE IS IN ACCORD WITH MY ANTICIPATED FINANCIAL OBJECTIVES.

I UNDERSTAND THAT ANY AMOUNT ALLOCATED TO THE FIXED ACCOUNT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, WHICH MAY CAUSE THE VALUES TO INCREASE OR DECREAS, PRIOR TO A SPECIFIED DATE OR DATES AS SPECIFIED INTHE CONTRACT.

MY SIGNATURE CERTIFIES, UNDER PENALTY OF PERJURY, THAT TEH TAXPAYER IDENTIFICATION NUMBER PROVIDED IS CORRECT. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: I AM EXEMPT; OR I HAVE NOT BEEN NOTIFIED THAT I AM SUBJECT TO BACKUP WITHHOLDINGS FROM FAILURE TO REPORT ALL INTEREST DIVIDENDS; OR I HAVE BEEN NOTIFIED THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (STRIKE OUT THE PRECEDING SENTENCE IF SUBJECT TO BACKUP WITHHOLDING.) THE IRS DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

_______________________________________________________________________________
Signature of Owner                          Signed at (City, State)    Date
_______________________________________________________________________________
Signature of Joint Owner (if applicable)    Signed at (City, State)    Date
_______________________________________________________________________________
Signature of Annuitant (if other than       Signed at (City, State)    Date
                        Owner)

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|10| SPECIAL REMARKS
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|11| FOR AGENT USE ONLY
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DO YOU HAVE REASON TO BELIEVE THAT THE CONTRACT APPLIED FOR WILL REPLACE ANY
EXISTING ANNUITY OR LIFE INSURANCE COVERAGE?

/ / YES       / / NO

Commission Alternative (select one):  / / A  / / B  / / C  / / D

Client Account No. (if applicable)_____________________


_______________________________________________________________________________
Agent Signature    Print Agent Name    Social Security #   Broker/Dealer/Branch



GA-AA-1051                                    INDICIA                11/22/1999
104131